JOHN HANCOCK FUNDS

                                  SCHEDULE II
                                  -----------

As of August 1, 2006:    Addition of John Hancock Classic Value Fund II
--------------------

EIN             NAME
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
20-3338244      John Hancock Allocation Core Portfolio
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20-3338270      John Hancock Allocation Growth +Value Portfolio
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04-3167136      John Hancock Balanced Fund
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04-3241844      John Hancock Bank & Thrift Opportunity Fund
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04-2528977      John Hancock Bond Fund
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76-0296100      John Hancock California Tax-Free Income Fund
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95-4570453      John Hancock Classic Value Fund
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20-5051736      John Hancock Classic Value Fund II
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04-3122478      John Hancock Core Equity Fund
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04-3305812      John Hancock Financial Industries Fund
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56-1662953      John Hancock Financial Trends Fund, Inc.
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04-3535633      John Hancock Focused Equity Fund
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76-0230587      John Hancock Government Income Fund
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20-2733121      John Hancock Greater China Opportunities Fund
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04-3524763      John Hancock Growth Trends Fund
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04-3124238      John Hancock Health Sciences Fund
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04-3551132      John Hancock High Income Fund
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76-0230586      John Hancock High Yield Fund
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76-0235997      John Hancock High Yield Municipal Bond
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04-2507646      John Hancock Income Securities Trust
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04-3260680      John Hancock Independence Diversified Core Equity Fund II
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04-3214877      John Hancock International Fund
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20-3973987      John Hancock International Classic Value Fund
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76-0354706      John Hancock Investment Grade Bond Fund
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04-2474663      John Hancock Investors Trust
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74-6035056      John Hancock Large Cap Equity Fund
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20-2251020      John Hancock Large Cap Intrinsic Value Fund
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13-6164869      John Hancock Large Cap Select Fund
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04-6564705      John Hancock Massachusetts Tax-Free Income Fund
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32-0085382      John Hancock Mid Cap Equity Fund
-------------------------------------------------------------------------------

04-3208756      John Hancock Mid Cap Growth Fund
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

76-0230583      John Hancock Money Market Fund
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04-3539446      John Hancock Multi-Cap Growth Fund
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04-6564703      John Hancock New York Tax-Free Income Fund
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04-3161453      John Hancock Patriot Global Dividend Fund
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04-3190056      John Hancock Patriot Preferred Dividend Fund
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04-3044078      John Hancock Patriot Premium Dividend Fund I
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04-3097281      John Hancock Patriot Premium Dividend Fund II
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04-3090916      John Hancock Patriot Select Dividend Trust
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75-3075015      John Hancock Preferred Income Fund
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11-3660454      John Hancock Preferred Income Fund II
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77-0598263      John Hancock Preferred Income Fund III
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04-3435529      John Hancock Real Estate Fund
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04-6526682      John Hancock Regional Bank Fund
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04-3432939      John Hancock Small Cap Fund
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04-3214880      John Hancock Small Cap Equity Fund
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76-0230584      John Hancock Small Cap Growth Fund
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20-2251082      John Hancock Small Cap Intrinsic Value Fund
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51-0094374      John Hancock Sovereign Investors Fund
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04-6545497      John Hancock Strategic Income Fund
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20-0663068      John Hancock Tax-Advantaged Dividend Income Fund
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76-0296098      John Hancock Tax-Free Bond Fund
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13-3100162      John Hancock Technology Fund
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91-1876970      John Hancock Technology Leaders Fund
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76-0235823      John Hancock U.S. Government Cash Reserve
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13-3843241      John Hancock U.S. Global Leaders Growth Fund
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42-1585103      John Hancock Cash Investment Trust [private placement, not a mutual fund]
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04-6568111      John Hancock NSCC Same Day Funds Settlement Account (added to the
                Custody contract only, effective 6/1/04)

THE BANK OF NEW YORK                   JOHN HANCOCK FUNDS



By:  /s/ Edward G. McGann              By:  /s/ William H. King
     -----------------------------          ------------------------------------
      Name:  Edward G. McGann                William H. King
      Title: Managing Director               Vice President and Treasurer